UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 31, 2015

Resource Capital Corp.
(Exact name of registrant as specified in its chapter)

Maryland	1-32733	20-2287134
(State or other jurisdiction or incorporation)	(Commission File Number)	(IRS Employer Identification No.)

712 Fifth Avenue, 12th Floor New York, NY		10019
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: 212-974-1708
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03.	Material Modification to Rights of Security Holders
In connection with Resource Capital Corp.’s (the “Company”) previously announced 1-for-4 reverse stock split (the “Reverse Stock Split”) of its shares of common stock, par value $0.001 per share (the “Common Stock”), on August 28, 2015, the Company filed articles of amendment (the “Articles of Amendment”) to its charter with the Maryland State Department of Assessments and Taxation. The Reverse Stock Split was effective as of 5:00 PM Eastern time on August 31, 2015 (the “Effective Time”). At the Effective Time, every four shares of Common Stock issued and outstanding were automatically combined into one issued and outstanding new share of Common Stock. Immediately following the Effective Time, the par value of the Common Stock was $0.001 per share.
    The Reverse Stock Split affected all record holders of Common Stock uniformly and did not affect any record holder’s percentage ownership interest in the Company, except for de minimus changes as a result of the elimination of fractional shares. The Reverse Stock Split reduced the number of shares of Common Stock outstanding from approximately 132,000,000 shares to approximately 33,000,000 shares and reduced the number of the Company’s authorized shares of Common Stock on a 1-for-4 basis, from 500,000,000 shares to 125,000,000 shares.
The Common Stock began trading on a reverse split-adjusted basis on the New York Stock Exchange (the “NYSE”) at the opening of trading on September 1, 2015. The Common Stock will continue trading on the NYSE under the symbol “RSO” with a new CUSIP number (76120W 708).
Fractional shares of Common Stock will not be issued as a result of the Reverse Stock Split; instead, holders of pre-split shares of Common Stock who otherwise would have been entitled to receive a fractional share as a result of the Reverse Stock Split will receive an amount in cash based on $12.96 per post-split share for such fractional interests; provided, however, that holders of any shares of Common Stock issued pursuant to the Company’s Dividend Reinvestment and Stock Purchase Plan (the “DRIP Shares”) are entitled to receive fractional shares with respect to the DRIP Shares upon the Effective Time to the extent applicable.
Holders of Common Stock who hold in “street name” in their brokerage accounts do not have to take any action as a result of the Reverse Stock Split. Their accounts will be automatically adjusted to reflect the number of shares owned. A letter relating to the Reverse Stock Split will be sent to record holders of certificates of Common Stock and holders of Common Stock who own their shares in electronically recorded registered form within twenty days of the Effective Time. Stockholders who receive this letter should follow the instructions in that letter. All Common Stock issued in connection with the Reverse Stock Split for certificated shares or shares in electronically recorded registered form shall be in electronically recorded registered form.
The Reverse Stock Split did not affect the number of authorized or outstanding shares of the Company’s 8.50% Series A Cumulative Redeemable Preferred Stock, par value $0.001 per share (the “Series A Preferred Stock”), 8.25% Series B Cumulative Redeemable Preferred Stock, par value $0.001 per share (the “Series B Preferred Stock”), 8.625% Fixed-to Floating Series C Cumulative Redeemable Preferred Stock, par value $0.001 per share (the “Series C Preferred Stock” and, together with the Series A Preferred Stock and Series B Preferred Stock, the “Preferred Stock”), or the dividend rate per share of any outstanding shares of Preferred Stock. However, at the Effective Time, the respective change of control conversion right share caps and exchange caps of the Company’s Preferred Stock automatically adjusted as follows:

•	the share cap of the Series A Preferred Stock adjusted from 9.311 to 2.32775, and the exchange cap of the Series A Preferred Stock adjusted from 93,110,000 to 23,277,500;

•	the share cap of the Series B Preferred Stock adjusted from 7.9618 to 1.99045, and the exchange cap of the Series B Preferred Stock adjusted from 79,618,000 to 19,904,500; and

•	the share cap of its Series C Preferred Stock adjusted from 8.69565 to 2.17391, and the exchange cap of the Series C Preferred Stock adjusted from 86,956,500 to 21,739,125.

At the Effective Time, the respective conversion rates of the Company’s 6.00% Convertible Senior Notes due 2018 (the “6.00% Convertible Senior Notes”) and 8.00% Convertible Senior Notes due 2020 (the “8.00% Convertible Senior Notes”) automatically adjusted as follows:

•
the conversion rate of the 6.00% Convertible Senior Notes adjusted from 150.1502 shares of Common Stock per $1,000 principal amount of such notes to 37.53755 shares of Common Stock per $1,000 principal amount of such notes; and

•
the conversion rate of the 8.00% Convertible Senior Notes adjusted from 187.4414 shares of Common Stock per $1,000 principal amount of such notes to 46.86035 shares of Common Stock per $1,000 principal amount of such notes.

The Articles of Amendment are attached as Exhibit 3.1 hereto and such exhibit is incorporated herein by reference. The disclosure in Item 8.01 below is incorporated herein by reference.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
The disclosure in Item 3.03 above is incorporated herein by reference.

Item 8.01.	Other Events.
The Company currently has the active registration statements listed below (the “Registration Statements”) on Form S-3 and on Form S-8 on file with the Securities and Exchange Commission (the “SEC”). SEC regulations permit the Company to incorporate by reference future filings made with the SEC pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934, as amended, prior to the termination of the offerings covered by registration statements filed on Form S-3 or Form S-8, as applicable. The information incorporated by reference is considered to be part of the prospectus and prospectus supplements included within each of those registration statements. Information in this report is therefore intended to be automatically incorporated by reference into each of the active registration statements listed below, thereby amending them. Pursuant to Rule 416(b) under the Securities Act of 1933, as amended, the number of undistributed shares of Common Stock deemed to be covered by each of the Registration Statements will be proportionately reduced, as applicable, to give effect to the Reverse Stock Split at the ratio of 1-for-4. The Registration Statements are as follows:

Shelf Registration Statement No. 333-195844 on Form S-3.

Registration Statement No. 333-187419 on Form S-3 relating to the Company’s Dividend Reinvestment and Stock Purchase Plan.

Registration Statements Nos. 333-151622, 333-176448 and 333-200133 on Form S-8 relating to the Company’s equity compensation plans.

Item 9.01     Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description
3.1	Articles of Amendment to Restated Certificate of Incorporation of Resource Capital Corp.

SIGNATURE(S)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Resource Capital Corp.

/s/ David J. Bryant
September 1, 2015	David J. Bryant Chief Financial Officer

Exhibit Index

Exhibit No.	Description
3.1	Articles of Amendment to Restated Certificate of Incorporation of Resource Capital Corp.